UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 17, 2015 (December 16, 2015)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Suite A

Auburn, WA 98001

 (Address of principal executive offices)

1-800-447-2993

(Registrant's telephone number, including area code)

_____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into A Material Definitive Agreement

Eighth Amendment to Financing Agreement

On December 16, 2015, the Company's subsidiaries, Christals Acquisition, LLC, Peekay Acquisition, LLC and each of the subsidiaries of Peekay Acquisition, LLC (collectively, the "Loan Parties") entered into the eighth amendment to the financing agreement with their senior secured lenders. The eighth amendment extends the final maturity date of the financing agreement to February 15, 2016, in order to allow for the marketing of the Company's public offering in January 2016. The eighth amendment also waives, until February 15, 2016, any noncompliance due to (a) the payment to Christals Management, LLC of quarterly management fees in advance, rather than arrears from January 2013 through June 2015, and (b) failure to meet the required leverage ratio and minimum equity covenants set forth in the agreement.

An amendment fee equal to 0.50% of the aggregate principal amount of the outstanding loans will be payable on the earlier of the final maturity date and the date on which all the loan obligations are repaid or must be repaid, and borrowers must pay a $150,000 legal expense advance. The eighth amendment also proscribes payment of accrued, unpaid management fees until the earlier of the final maturity date or the date on which all the loan obligations are repaid or must be repaid, except that upon the closing of a Qualified IPO (as defined in the financing agreement), the Loan Parties may pay to CP IV SPV, LLC $325,000 of management fees.

The foregoing is a summary description of certain terms of the eighth amendment and, by its nature, is incomplete. A copy of the eighth amendment is filed as Exhibit 10.10 to this report and is incorporated by reference into this report. All readers are encouraged to read the entire text of the eighth amendment. A copy of the eighth amendment, the financing agreement, and the prior amendments to the financing agreement, are incorporated by reference herein as specified in Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9 to this report, respectively.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.2	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.3	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.4	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.5	Fourth Amendment to Financing Agreement, dated June 30, 2015 (incorporated by reference to Exhibit 10.15 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.6

Fifth Amendment to Financing Agreement, dated as of October 31, 2015, among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.7

Sixth Amendment to Financing Agreement, dated November 19, 2015 among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.8

Seventh Amendment to Financing Agreement, dated November 30, 2015 among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.9 to the Company's Current Report on Form 8-K filed on December 3, 2015)

10.9	Eighth Amendment to Financing Agreement, dated December 16, 2015 among the Loan Parties and the secured lenders party thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Dated: December 17, 2015	By:	/s/ Lisa Berman
Lisa Berman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.2	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.3	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.4	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.5	Fourth Amendment to Financing Agreement, dated June 30, 2015 (incorporated by reference to Exhibit 10.15 to the Company's Current Report on Form 8-K filed on January 6, 2015)

10.6

Fifth Amendment to Financing Agreement, dated as of October 31, 2015, among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.7

Sixth Amendment to Financing Agreement, dated November 19, 2015 among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on November 20, 2015)

10.8

Seventh Amendment to Financing Agreement, dated November 30, 2015 among the Loan Parties and the secured lenders party thereto (incorporated by reference to Exhibit 10.9 to the Company's Current Report on Form 8-K filed on December 3, 2015)

10.9	Eighth Amendment to Financing Agreement, dated December 16, 2015 among the Loan Parties and the secured lenders party thereto

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